UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 22, 2019
(Date of Report - date of earliest event reported)

Arbutus Biopharma Corporation
(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation or Organization)	001-34949 (Commission File Number)	98-0597776 (I.R.S. Employer Identification No.)

701 Veterans Circle Warminster, Pennsylvania (Address of Principal Executive Offices)		18974 (Zip Code)

(604) 419-3200
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.
On May 22, 2019, Arbutus Biopharma Corporation (the “Company”) held its 2019 Annual General Meeting of Shareholders (the “Annual Meeting”). As of April 17, 2019, the record date for the Annual Meeting, there were 56,850,172 common shares issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 47,132,411, or 82.91%, were present in person or represented by proxy, which constituted a quorum.
At the Annual Meeting, the shareholders elected each of the Company’s nominees for director and approved the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting.

Proposal 1.
The election of seven director nominees named in the Proxy Statement/Circular to serve until the 2020 Annual General Meeting of Shareholders or until their qualified successors have been duly elected or appointed.

Nominee	Votes For	% For	Votes Withheld	% Withheld	Broker Non- Votes
Frank Torti, M.D.	36,179,093	97.95	757,567	2.05	9,708,472
Mark J. Murray, Ph.D.	34,798,586	94.21	2,138,074	5.79	9,708,472
Daniel Burgess	36,537,599	98.92	399,061	1.08	9,708,472
Richard C. Henriques	34,777,759	94.16	2,158,901	5.84	9,708,472
Keith Manchester, M.D.	36,202,934	98.01	733,726	1.99	9,708,472
Myrtle S. Potter	34,093,669	92.30	2,842,991	7.70	9,708,472
James Meyers	36,574,900	99.02	361,760	0.98	9,708,472

Proposal 2.	The approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

Votes For	% For	Votes Withheld	% Withheld	Abstain	Broker Non-Votes
46,575,648	99.85	69,484	0.15	487,172	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2019

ARBUTUS BIOPHARMA CORPORATION

By: /s/David C. Hastings
Name: David C. Hastings
Title: Chief Financial Officer